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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 18, 2005

                  IndyMac MBS, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2005, providing for the issuance of the IndyMac MBS, Inc., IndyMac INDX Mortgage Loan Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6).

                               IndyMac MBS, Inc.
                            -----------------------
            (Exact name of registrant as specified in its charter)

         Delaware                       333-119384-15           95-4791925
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(State or Other Jurisdiction             (Commission         (I.R.S. Employer
     of Incorporation)                   File Number)       Identification No.)
   155 North Lake Avenue
    Pasadena, California                                           91101
    --------------------                                         ----------
   (Address of Principal                                         (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
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Item 8.01      Other Events.
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      On March 18, 2005, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9.
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Item 9.01      Financial Statements, Pro Forma Financial Information and
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               Exhibits.
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    Not applicable.

    Not applicable.

    Exhibits:

      99.1. Pooling and Servicing Agreement, dated as of March 1, 2005, by and among the Company, IndyMac and the Trustee.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INDYMAC MBS, INC.



                                           By:  /s/ Victor H. Woodworth
                                                ------------------------------
                                                Victor H. Woodworth
                                                Vice President



Dated:  June 15, 2005

                                 Exhibit Index
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Exhibit                                                                  Page
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  99.1.  Pooling and Servicing Agreement, dated as of
         March 1, 2005, by and among, the Company, IndyMac
         and the Trustee                                                  5